T. Rowe Price Limited-Term Bond Portfolio

Invest With Confidence
T. Rowe Price

Annual Report
December 31, 1995

Dear Investor

The bond market rebounded from a dismal 1994 to post one of its best years ever. As measured by the Lehman Brothers Aggregate Bond Index, the market returned almost 18.5% for the year and just over 6% for the second half. The key ingredients in the yearlong rally were a slowing economy, subdued inflation, and the prospect of a balanced federal budget.

     The Federal Reserve, after raising key short-term interest rates through 1994 and into early 1995 to cool the surging economy, reversed course as the economy ran out of steam. Economic growth slowed from a 3.5% annualized pace in 1994 to an estimated rate of 2% to 2.5% last year. As a result, the Fed cut the federal funds target in July and again in December to 5.5%.

     After sputtering briefly in the summer, the bond market continued rallying over the last six months as inflation remained benign and budget-balancing efforts in Washington heated up. Interest rates fell across all maturities, as the market discounted further Fed easing to help the private sector compensate for the anticipated slower growth in federal spending. Yields on the two- and five-year Treasury notes slid more than two percentage points over the course of the year, ending at 5.2% and 5.4%, respectively.

CHART 1 Yield Comparison

Performance and Strategy Review

After trailing its peer group average earlier in 1995, the portfolio staged a comeback in the last six months. We began the year with a relatively short duration since it was not clear that the Fed was finished raising interest rates. While a shorter duration protects a portfolio's share price during periods of rising rates, it restrains price appreciation when interest rates drop. Consequently, our performance lagged the benchmark when rates dropped sharply in the spring.

     Since then, however, we gradually extended the portfolio's duration (from 2.1 years last June to 2.8 years on December 31) and its weighted average maturity (from 2.8 years to 3.8 years). These moves helped the portfolio outperform its benchmark over the last six months as interest rates declined further, although it continued to lag for the 12-month period due primarily to our earlier defensive posture.

Performance Comparison

                               Periods Ended 12/31/95

                                 6 Months  12 Months
                                 ________  _________
Limited-Term Bond Portfolio        4.27%     9.88%
Lipper Short Investment-Grade
Debt Funds Average                 4.07     10.84

     Given the favorable economic and corporate earnings environment, we felt comfortable during the last six months in assuming a little more credit risk to get a higher level of income. We trimmed our holdings of Treasuries from 33% to 30% of net assets and our mortgage-backed position from 26% to 18%. We redeployed the proceeds into intermediate corporate securities, particularly broadcasting and media, consumer products, and asset-backed sectors. These issues enjoyed healthy demand, buoyed by steadily improving corporate earnings.

     We also took a modest position (5% of net assets) in high-yield, lower-quality issues, which provided more attractive income than their investment-grade counterparts. As usual, we focused on a select group of BBB-rated instruments identified by our credit analysts as having less risk or better prospects than other BBB-rated issues. However, since lower-quality bonds are more sensitive to the economy than to daily fluctuations in interest rates, we are likely to reduce our exposure in coming months as the economic expansion matures.

     While overall business fundamentals remain strong, earnings gains are beginning to slow in some areas, particularly retailing and consumer finance. If other industries begin to lose momentum as economic growth slows, we may seek to improve the credit quality of our corporate holdings over the next six months. The portfolio's overall credit quality remained high, with 48% of assets invested in U.S. government obligations.

Summary and Outlook

We are cautiously optimistic that interest rates will decline in coming months. This is reflected in the portfolio's slightly more aggressive stance compared with its peer group. For instance, we are modestly overweighted in lower-rated corporates, giving the fund a slightly higher yield. In addition, we have a marginally longer maturity posture.

     If Congress and the Clinton Administration can rise above their rancorous debate to achieve meaningful steps toward deficit reduction, interest rates are likely to edge lower in 1996. Although progress could still evaporate, as it did with the Gramm-Rudman-Hollings law in the 1980s, we are optimistic about the prospects for a balanced budget by 2002. In our view, economic growth will slow as the expansion settles into its fifth year and inflation will remain subdued, both good signs for the bond market.

Respectfully submitted,




Edward A. Wiese
Executive Vice President
and Chairman of the Investment
Advisory Committee

January 30, 1996

Chart 2 Performance Comparison

Average Annual Compound Total Return

Periods Ended December 31, 1995

                        Since Inception
             1 Year          5/13/94
             _______    ________________
              9.88%           7.61%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Portfolio Highlights
T. Rowe Price Limited-Term Bond Portfolio / December 31, 1995

Key Statistics

                         Periods Ended
Dividend Yield*             12/31/95
________________________  ____________

6 Months                      6.48%
12 Months                     6.86

Dividend Per Share
________________________

6 Months                    $ 0.16
12 Months                     0.33

Change in Price Per Share
________________________

6 Months (From $5.01 to $5.06)$ 0.05
12 Months (From $4.92 to $5.06)0.14
___________________________________________
Weighted Average Maturity     3.8 yrs.
___________________________________________
Weighted Average
Effective Duration            2.8 yrs.
___________________________________________

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Quality Diversification

                              Percent of Net Assets
TRPA Quality Rating*      12/31/94   6/30/95 12/31/95
__________________         _______   _______  _______

     1                        68%      66%       65%
     2                         -        1         2
     3                        11       17        17
     4                        16       12        12
     5                         4        3         2
     6                         1        1         2
____________________________________________________________
Weighted Average Quality    1.92     1.88      1.95

*On a scale of 1 to 10, with Grade 1 representing highest quality.

Sector Diversification*
                               Percent of Net Assets
                            12/31/94  6/30/95 12/31/95
                             _______  _______  _______

U.S. Treasury Obligations      21%      33%      30%
U.S. Government Mortgage-
Backed Securities              41       26       18
Commercial Paper                5        6       14
Banking and Finance             8        8        9
Industrials                    13       12        9
Consumer Products
and Services                    2        5        6
Investment Dealers              5        7        4
Broadcasting and Media          -        -        3
Utilities                       3        2        3
Asset-Backed                    -        1        2

*Sectors representing at least 2% of net assets on 12/31/95.

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio / December 31, 1995

                                        Amount        Value
                                        _______      _______

Corporate Bonds and Notes - 33.7%
BANKING AND FINANCE- 8.5%
Aristar, Sr. Notes,
7.875%, 2/15/99. . . . . . . . . . .  $   50,000   $   53,002
Bankers Trust New York, Sub. Notes,
9.50%, 6/14/00 . . . . . . . . . . .      25,000       28,000
Dime Bancorp, Sr. Notes,
10.50%, 11/15/05 . . . . . . . . . .      10,000       11,000
Firstar, Sub. Notes,
7.15%, 9/1/00. . . . . . . . . . . .      15,000       15,437
Fleet Mortgage Group, Notes,
6.50%, 6/15/00 . . . . . . . . . . .      25,000       25,497
MBNA, MTN, 6.50%, 9/15/00. . . . . .      25,000       25,499
Northern Trust, MTN,
9.15%, 3/13/98 . . . . . . . . . . .      25,000       26,838
Provident Bank of Ohio, MTN,
5.00%, 6/15/96 . . . . . . . . . . .      50,000       49,822
Shawmut, Notes, 8.125%, 2/1/97 . . .      50,000       51,270
Union Planters, Sub. Notes,
6.25%, 11/1/03 . . . . . . . . . . .      25,000       24,868
Washington Mutual, Notes,
7.25%, 8/15/05 . . . . . . . . . . .      25,000       26,517
                                                      337,750
BROADCASTING AND MEDIA- 3.3%
Cox Communications, Notes,
6.375%, 6/15/00. . . . . . . . . . .      25,000       25,451
Granite Broadcasting, Sr. Sub. Notes,
10.375%, 5/15/05 . . . . . . . . . .      15,000       15,375
News America Holdings, Sr. Notes,
7.50%, 3/1/00. . . . . . . . . . . .      25,000       26,294
TCI Communications, Sr. Notes,
8.00%, 8/1/05. . . . . . . . . . . .      20,000       21,230
Time Warner, Notes, 7.95%, 2/1/00. .      25,000       26,354
Young Broadcasting, Gtd. Sr. Sub. Notes,
11.75%, 11/15/04 . . . . . . . . . .      15,000       16,800
                                                      131,504
CONSUMER PRODUCTS AND SERVICES - 5.7%
Coleman Holdings, Sr. Sec. Disc. Notes,
Zero Coupon, 5/27/98 . . . . . . . .      15,000       12,094
Columbia / HCA Healthcare, Notes,
     6.41%, 6/15/00. . . . . . . . .      15,000       15,275
     Sr. Notes, 6.50%, 3/15/99 . . .      15,000       15,255
Federated Department Stores,
Sr. Notes, 10.00%, 2/15/01 . . . . .      15,000       16,200
General Mills, MTN,
7.16%, 10/3/97 . . . . . . . . . . .      25,000       25,661
Joseph E. Seagram and Sons, Gtd. Notes,
9.75%, 6/15/00 . . . . . . . . . . .      25,000       25,347
Pepsico, MTN,
6.80%, 5/15/00 . . . . . . . . . . .      25,000       25,986
Philip Morris, Notes,
7.75%, 5/1/99. . . . . . . . . . . .      25,000       26,381
President Casinos, Gtd. Sr. Notes,
13.00%, 9/15/01. . . . . . . . . . .      25,000       21,000
Rouse, Notes, 8.50%, 1/15/03 . . . .      20,000       21,846
Sears Roebuck and Company, Notes,
8.55%, 8/1/96. . . . . . . . . . . .      20,000       20,311
                                                      225,356
ENERGY AND PETROLEUM - 0.8%
Occidental Petroleum, MTN,
5.85%, 11/9/98 . . . . . . . . . . .      25,000       25,062
Petroleum Heat and Power, Sr. Sub. Deb.,
12.25%, 2/1/05 . . . . . . . . . . .       5,000        5,513
                                                       30,575
INDUSTRIALS - 8.5%
Agriculture Minerals, Sr. Notes,
10.75%, 9/30/03. . . . . . . . . . .      15,000       16,575
Boise Cascade, MTN,
6.81%, 2/1/99. . . . . . . . . . . .      25,000       25,400
Coltec Industries, Sr. Sub. Notes,
10.25%, 4/1/02 . . . . . . . . . . .      20,000       20,550
Dow Capital B.V., Notes,
8.25%, 2/15/96 . . . . . . . . . . .      25,000       25,064
Exide, Sr. Notes, 10.00%, 4/15/05. .       5,000        5,425
Ford Motor, MTN, 7.02%, 10/10/00 . .      25,000       26,148
General Motors Acceptance Corporation,
8.625%, 7/15/96. . . . . . . . . . .      50,000       50,705
IMC Global, Deb., 9.45%, 12/15/11. .      15,000       16,200
Lockheed, Notes, 9.375%, 10/15/99. .  $   15,000   $   16,819
Methanex, Notes, 7.40%, 8/15/02. . .      25,000       26,164
Noranda, Deb., 8.625%, 7/15/02 . . .      25,000       28,172
Reynolds Metals, MTN,
9.20%, 7/6/00. . . . . . . . . . . .      25,000       27,996
Tenneco Credit, Notes,
10.125%, 12/1/97 . . . . . . . . . .      25,000       26,973
Westinghouse Electric, Notes,
7.75%, 4/15/96 . . . . . . . . . . .      25,000       25,105
                                                      337,296
INVESTMENT DEALERS - 4.0%
Lehman Brothers Holdings, Notes,
5.50%, 6/15/96 . . . . . . . . . . .      50,000       49,778
Morgan Stanley Group, Sr. Notes,
8.00%, 10/15/96. . . . . . . . . . .      50,000       50,830
PaineWebber Group, Sr. Notes,
7.00%, 3/1/00. . . . . . . . . . . .      25,000       25,523
Smith Barney Holdings, Notes,
7.00%, 5/15/00 . . . . . . . . . . .      30,000       31,172
                                                      157,303
UTILITIES - 2.9%
Commonwealth Edison, 1st Mtg. Bonds,
9.375%, 2/15/00. . . . . . . . . . .      30,000       33,507
Consumers Power, 1st Mtg. Notes,
6.875%, 5/1/98 . . . . . . . . . . .      15,000       15,098
Detroit Edison, Sec. MTN,
6.27%, 3/15/00 . . . . . . . . . . .      30,000       30,334
Niagara Mohawk Power, 1st. Mtg. Notes,
5.875%, 11/1/96. . . . . . . . . . .      12,000       11,913
Texas Utilities Electric, Sec. MTN,
6.29%, 11/22/00. . . . . . . . . . .      25,000       25,132
                                                      115,984
Total Corporate Bonds and Notes
(Cost $1,315,146)                                   1,335,768

Warrants - 0.0%
President Casinos, Warrants!!*!
(Cost $ 885) . . . . . . . . . . . .     221 wts          221

U.S. Government Obligations - 30.0%

U.S. Treasury Notes, 5.75%,
     10/31/00. . . . . . . . . . . .  $  150,000      152,156
     6.50%, 8/15/05. . . . . . . . .     100,000      106,531
     6.875%, 3/31/00 . . . . . . . .     150,000      158,461
     7.50%, 5/15/02. . . . . . . . .     525,000      582,094
     7.75%, 1/31/00. . . . . . . . .     125,000      135,781
     9.125%, 5/15/99 . . . . . . . .      25,000       27,899
     9.375%, 4/15/96 . . . . . . . .      25,000       25,285

Total U.S. Government Obligations
(Cost $1,168,766)                                   1,188,207

U.S. Government Mortgage-Backed Securities - 17.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage,
     6.725%, 8/15/00 . . . . . . . .      30,000       30,530
     7.50%, 2/15/06. . . . . . . . .      75,000       77,320
     8.25%, 7/15/12. . . . . . . . .      20,000       20,700
     5 year balloon,
     6.00%, 4/1/99 . . . . . . . . .      46,056       46,231
     7 year balloon,
     7.00%, 7/1/02 . . . . . . . . .      73,191       74,714
                                                      249,495
U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 11.4%
Government National Mortgage Assn., I,
10.00%, 11/15/09 - 4/15/19 . . . . .     159,609      176,190
     Midget, I,
     10.00%, 11/15/00 - 2/15/01. . .     123,704      130,546
     10.50%, 4/15/98 - 6/15/99 . . .     138,018      145,652
                                                      452,388
Total U.S. Government
Mortgage-Backed Securities
(Cost $690,136)                                       701,883

Asset-Backed Securities - 2.4%
AUTO-BACKED - 0.6%
Ford Credit Auto Loan Master Trust,
6.50%, 8/15/02 . . . . . . . . . . .  $   25,000   $   25,711
CREDIT CARD-BACKED - 1.2%
Banc One Credit Card Master Trust,
6.15%, 7/15/02 . . . . . . . . . . .      20,000       20,381
NationsBank Credit Card Master Trust,
6.45%, 4/15/03 . . . . . . . . . . .      25,000       25,766
                                                       46,147
RECEIVABLES-BACKED - 0.6%
Oakwood Mortgage, 6.45%, 12/31/99. .      25,000       25,402
Total Asset-Backed Securities
(Cost $94,783)                                         97,260

Commercial Paper - 13.9%
Investments in Commercial Paper
through a joint account, 5.90 - 6.05%, 1/2/96
(Cost $552,515). . . . . . . . . . .     552,880      552,514

Total Investments in Securities -
97.7% of Net Assets
(Cost $3,822,231). . . . . . . . . .                3,875,853

Other Assets Less Liabilities  . . .                   90,177
                                                  ___________

Net Assets Consist of:                     Value
                                    ____________
Accumulated net investment income -
net of distributions . . . . . . . .  $  (13,527)
Net unrealized gain (loss) . . . . .      53,622
Paid-in-capital applicable to 784,537
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of
the Corporation authorized . . . . .   3,925,935
                                     ___________
NET ASSETS . . . . . . . . . . . . .               $3,966,030
                                                  ___________
                                                   ___________
NET ASSET VALUE PER SHARE. . . . . .                    $5.06
                                                        _____
                                                        _____

  !! Restricted as to the resale of the security
   ! Private Placement
   * Non-income producing
 MTN Medium Term Note

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio / Year Ended December 31, 1995

INVESTMENT INCOME
Interest income. . . . . . . . . . . . . . . . . .$   182,421
Investment management and
administrative expenses. . . . . . . . . . . . . .     17,488
                                                    _________
Net investment income. . . . . . . . . . . . . . .    164,933
                                                    _________
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities . . . . . .     (5,318)
Change in net unrealized gain or loss on securities    79,081
                                                    _________
Net realized and unrealized gain (loss). . . . . .     73,763
                                                    _________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   $238,696
                                                    _________
                                                    _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio

                                               From May 13, 1994
                                               (Commencement of
                                Year Ended      Operations) to
                             December 31, 1995 December 31, 1994
                             ________________ __________________
INCREASE (DECREASE) IN
NET ASSETS FROM
Operations
Net investment income. . . . . .  $  164,933       $   85,758
  Net realized gain (loss) . . .      (5,318)         (10,426)
  Change in net unrealized
  gain or loss . . . . . . . . .      79,081         (25,459)
                                  __________       __________
  Increase (decrease) in
  net assets from operations . .     238,696           49,873
                                  __________       __________
Distributions to shareholders
  Net investment income. . . . .    (164,933)         (85,758)
                                  __________       __________
Capital share transactions*
  Shares sold. . . . . . . . . .   2,069,715        1,931,000
  Distributions reinvested . . .     165,653           85,757
  Shares redeemed. . . . . . . .    (423,853)            (120)
                                  __________       __________
  Increase (decrease) in
  net assets from
  capital share transactions . .   1,811,515        2,016,637
                                  __________       __________
Increase (decrease) in
net assets . . . . . . . . . . .   1,885,278        1,980,752

NET ASSETS
Beginning of period. . . . . . .   2,080,752          100,000
                                  __________       __________
End of period. . . . . . . . . .  $3,966,030       $2,080,752
                                  __________       __________
                                  __________       __________

*Share information
  Shares sold. . . . . . . . . .     412,949          386,164
  Distributions reinvested . . .      33,116           17,195
  Shares redeemed. . . . . . . .     (84,863)             (24)
                                  __________       __________
  Increase (decrease) in
  shares outstanding . . . . . .     361,202          403,335
                                  __________       __________
                                  __________       __________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
T. Rowe Price Limited-Term Bond Portfolio / December 31, 1995

Note 1 - Significant Accounting Policies
T. Rowe Price Fixed Income Series, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Warrants are valued at the last bid price.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,276,844 and $457,057, respectively, for the year ended December 31, 1995. Purchases and sales of U.S. government securities aggregated $1,632,718 and $1,181,128, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Capital loss carryforwards utilized in 1995 amounted to $2,217.

     For federal income tax purposes the Fund paid a distribution from net long-term capital gains of $3,000 ($0.0038 per share) on December 29, 1995. This amount differs from information elsewhere in this report due to differences in the calculation for financial reporting and federal income tax purposes.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $13,527 of undistributed net investment income and $15,744 of undistributed net realized gains were reclassified as a $2,217 decrease to paid-in-capital during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,822,231 and net unrealized gain aggregated $53,622, of which $56,475 related to appreciated investments and $2,853 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

                      For a share outstanding through each period
                        ______________________________________
                                                From May 13, 1994
                                                 (Commencement
                                   Year Ended   of Operations) to
                                December 31, 1995December 31, 1994
                                _________________________________

NET ASSET VALUE, BEGINNING OF PERIOD . . .   $ 4.92    $ 5.00
                                              _____     _____
Investment activities
  Net investment income. . . . . . . . . .     0.33      0.21
  Net realized and unrealized gain (loss).     0.14     (0.08)
                                              _____     _____
  Total from investment activities . . . .     0.47      0.13
                                              _____     _____
Distributions
  Net investment income. . . . . . . . . .    (0.33)    (0.21)
                                              _____     _____
NET ASSET VALUE, END OF PERIOD . . . . . .   $ 5.06    $ 4.92
                                              _____     _____
                                              _____     _____

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . . . . . . . . . .    9.88%     2.62%
Ratio of expenses to average net assets. . 0.70% 0.70%! Ratio of net investment income
  to average net assets. . . . . . . . . .    6.60%     6.63%!
Portfolio turnover rate. . . . . . . . . .    73.7%    146.0%!
Net assets, end of period. . . . . . . . .$3,966,030$2,080,752

!    Annualized.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Limited-Term Bond Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited-Term Bond Portfolio (constituting T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Chart 1 - Yield Comparison: A 4-line chart showing interest rates on the Current Coupon GNMA, 5-Year Treasury note, 2-Year Treasury note, and federal funds rate from 12/31/94 to 12/31/95.

Chart 2: Performance Comparison line graph showing $10,000 growing to $11,276 for LTBP and to $11,406 for Merrill Lynch 1-Year Corp./Govt. Bond Index from 5/13/94 through 12/95.